UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES ANTIMONY CORPORATION

P.O. Box 643, Thompson Falls, Montana 59873

 June 10, 2022

Dear Shareholder:

You are cordially invited to attend the 2022 annual meeting of shareholders of United States Antimony Corporation on Wednesday, July 20, 2022 at 10:00 a.m., Mountain Time. The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting https://agm.issuerdirect.com/uamy.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on our operations. Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented, whether or not you attend the annual meeting and regardless of the number of shares you own. To make sure your shares are represented, we urge you to promptly vote. You may vote your shares by completing and mailing, faxing, or submitting over the internet the enclosed proxy card. If you attend the meeting, you may vote at the meeting even if you have previously submitted your proxy. The accompanying proxy information also provides instructions for submitting your vote online.

We look forward to seeing you at the meeting.

Sincerely,

John C. Gustavsen
Interim Chief Executive Officer

UNITED STATES ANTIMONY CORPORATION

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NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of United States Antimony Corporation:

The 2022 Annual Meeting of Shareholders of United States Antimony Corporation (“USAC” or the “Company”) will be on Wednesday, July 20, 2022 at 10:00 a.m., Mountain Time. The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting https://agm.issuerdirect.com/uamy.

We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement accompanying this Notice:

1.	To elect each of the five directors named in the Proxy Statement for a term of one year.

2.	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To hold an advisory (non-binding) vote on the compensation of our named executive officers as described in the accompanying proxy statement.

4.	To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on May 23, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date will be available for inspection by any shareholder through the date of the annual meeting at the Company’s principal office and, during the annual meeting, at http://www.iproxydirect.com/UAMY. Shareholders must register at the annual meeting to attend the annual meeting. If your shares of common stock or preferred stock are not registered in your name, you must provide proof of your ownership of those shares at the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please have that documentation readily accessible when you attend the annual meeting.

Your vote is very important. Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will help to ensure the presence of a quorum at the meeting. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on Wednesday, July 20, 2022. The proxy statement and 2021 Annual Report on Form 10-K are available at http://www.iproxydirect.com/UAMY.

By Order of the Board of Directors

John C. Gustavsen
Interim Chief Executive Officer

June 10, 2022

PROXY STATEMENT

OF

UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643

Thompson Falls, Montana 59873

(406) 827-3523

 _______________________________

2022 ANNUAL MEETING OF SHAREHOLDERS

July 20, 2022

_______________________________

The Board of Directors of United States Antimony Corporation (“USAC” or the “Company”) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2022 annual meeting of shareholders.

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INFORMATION ABOUT THE 2022 ANNUAL MEETING

 _______________________________

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Wednesday, July 20, 2022

Time:	10:00 a.m., Mountain Time

Place:	Virtually at https://agm.issuerdirect.com/uamy

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals (“Proposals”):

Proposal 1.	To elect five named directors, each to serve for a one-year term.

Proposal 2.	To ratify the selection of Assure CPA, LLC as our independent auditor for 2022.

Proposal 3.	To hold an advisory (non-binding) vote on the compensation of our named executive officers as described in this proxy statement.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Proxy Materials

We are making available this Proxy Statement and its accompanying materials and the form of proxy to our shareholders on or about June 10, 2022 at www.iproxydirect.com/UAMY. The following documents are included with this Proxy Statement:

1.	Notice of Annual Meeting of Shareholders;
2.	A Proxy Designation attached hereto (the “Proxy”); and
3.	A copy of the 2021 Annual Report on Form 10-K.

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Who is Entitled to Vote?

Only holders of record of USAC’s common stock and preferred stock on May 23, 2022 are entitled to notice of, and to vote at, the annual meeting. You are entitled to one vote for each share of USAC common stock, Series A preferred stock, and Series C preferred stock that you own. Each holder of shares of Series D preferred stock is entitled to such number of votes as shall be equal to the whole number of shares of common stock into which such holder’s aggregate number of shares of Series D Preferred Stock are convertible immediately after the close of business on the Record Date.

On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (i) 106,253,081 shares of common stock, (ii) 177,904 shares of Series C preferred stock, and (iii) 1,751,005 shares of Series D preferred stock (representing the right to cast one vote per share as converted to shares of common stock). There are no issued or outstanding shares of the Company’s Series A preferred stock and the Company’s Series B preferred stock does not have voting rights.

The Common Stock and Preferred Stock are sometimes collectively referred to in this Proxy Statement as the “Capital Stock.”

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

•	Completing your proxy card at the following website: http://www.iproxydirect.com/UAMY;

•

Downloading your proxy card from http://www.iproxydirect.com/UAMY (or sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you), and then completing and signing your proxy card, and delivering the proxy card to Issuer Direct in any of the following ways:

	o	fax to Issuer Direct at 202-521-3464, Attention: Proxy Services;

	o	emailing to Issuer Direct at proxy@issuerdirect.com; or

	o	mailing to Issuer Direct, Attn. Proxy Services, One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

•

Attending and voting at the annual meeting. To attend the annual meeting, you will need to provide your Control ID, and to vote at the annual meeting, you will need to provide your Request ID. Each of your Control ID and Request ID can be found on either (i) your proxy card (which is available to download at http://www.iproxydirect.com/UAMY or which may be obtained by sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you) or (ii) your notice of internet availability of proxy materials (which was mailed to you).

Proxies are solicited to provide all shareholders of record on the Record Date with an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions under the following question.

Shares of USAC common stock and preferred stock can only be voted if the shareholder is present at the annual meeting, which will be held completely virtually via live audio webcast, or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our five named director nominees, “FOR” ratification of the selection of Assure CPA, LLC as our independent auditor for 2022, and “FOR” the compensation of our named executive officers as described in the proxy statement. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

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You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In such case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, either the chairperson of the meeting or a majority of the shareholders present or represented by proxy at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 60 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since five directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock owned by you x 5 (number of directors to be elected) = total votes (or, in the case of Class D Preferred Stock, the number of shares of common stock into which such shares are convertible x 5). Shareholders may allocate their votes among the five nominees described below. Votes may be cast for or withheld from each nominee.

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Vote Required to Approve Proposal 2: Ratification of the Selection of the Independent Auditor

Ratification of the selection of Assure CPA, LLC as our independent auditor for the fiscal years ending December 31, 2022 requires the affirmative vote of a majority of the outstanding shares entitled to vote which are present in person or by proxy at the annual meeting.

Advisory Vote Required to Approve Proposal 3: Approve the Compensation of our Named Executive Officers

Approval of the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares entitled to vote which are present in person or by proxy at the annual meeting. Although the vote is advisory and non-binding, the Compensation Committee and the Board will review the voting results (including the number of abstentions) and take them into consideration when making future decisions regarding executive compensation.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying Issuer Direct in writing before the annual meeting that you have revoked your proxy by delivering such writing by email to proxy@issuerdirect.com, by fax to the attention of Proxy Services at 202-521-3464, or by mail to the attention of Proxy Services at One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

•	attending and voting at the annual meeting.

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

How can I obtain a copy of the 2021 Annual Report on Form 10-K?

The Company’s 2021 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.iproxydirect.com/UAMY. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2021 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

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_______________________________

PROPOSAL 1 – ELECTION OF DIRECTORS

 _______________________________

What is the current composition of the Board?

Our Board of Directors has fixed the number of directors at five.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following five current Board members for election at the 2022 annual meeting, to hold office until the next annual meeting:

•	Hartmut W. Baitis
•	Russell C. Lawrence
•	Lloyd Joseph Bardswich
•	Blaise Aguirre, MD
•	Christopher Park

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors.

Board Recommendation

The Board recommends a vote FOR each of the five named nominees.

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_______________________________

INFORMATION ON THE BOARD OF DIRECTORS

 _______________________________

The following table sets forth certain information with respect to our directors who are named in this Proxy Statement.

In assessing potential directors, including those recommended by stockholders, the Board of Directors and the Corporate Governance and Committee consider a variety of factors, including the evolving needs of the Board of Directors and the Company as well as other criteria established by the Board of Directors. These include the potential director’s judgement, independence, business and educational background, public service, conflicts of interest, ethics and ownership of Company stock, as well as his or her level of commitment to stockholder value creation and his or her ability and willingness to devote sufficient time to serve on the Board of Directors and to the affairs of the Company. The Board of Directors and the Nominating and Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field.

The term for each director, if elected, will expire at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of June 10, 2022.

Name	Age
Hartmut W. Baitis	73
Russell C. Lawrence	53
Lloyd Joseph Bardswich	74
Blaise Aguirre, MD	58
Christopher Park	47

The qualifications set forth below include the present principal occupation and other business experience during the last five years of each of the five nominees for election.

Hartmut W. Baitis. Mr. Baitis, who joined the Board in 2011, has more than 35 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. He is experienced in numerous geologic environments and terrains, and has been involved in all phases of exploration, ranging from field geologist, consultant, management and acquisition team director. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Russell C. Lawrence. Mr. Lawrence, who joined the Board in 2007, has experience in applied physics, mining, refining, excavation, electricity, electronics, and building contracting. He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico.

Lloyd Joseph Bardswich. Mr. Bardswich, who joined the board in February 2021, has extensive experience in mining, mining engineering, management, drilling, metallurgy and plant design. He is a registered Professional Mining Engineer, can serve as a QP (Qualified Person) regarding reporting to NI43-101 standards and has worked as a Shift Boss, Mine Safety Engineer, Mine Foreman, Mine Manager and Mining Consultant.

Blaise Aguirre, MD. Dr. Aguirre, who joined the Board in August 2019, is an Assistant Professor of Psychiatry at Harvard Medical School, and is the founding Medical Director of 3East at McLean Hospital in Belmont, Massachusetts. In 2011, he was elected to the Board of Directors at Investors Capital Holdings, Ltd, and remained on the Board until it was sold to RCS Capital Corporation. In addition, Dr. Aguirre sits on the boards of various privately held companies. He has developed and maintained relationships with institutional money managers, venture capitalists, angel investors and has developed expertise as a small cap stock analyst as a broker with series 7 and 63 securities licenses. He received his Medical Doctor’s degree in 1989 from the University of Witwatersrand, Johannesburg, South Africa, and performed his residency at Boston University School of Medicine from 1991 to 1994.

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Christopher Park – Mr. Park was selected by the company as an additional director effective June 23, 2021. Mr. Park is a Chartered Professional Accountant (CPA, CGA) with several years of executive financial management experience within the mining industry which encompasses financial reporting, internal controls, taxation and treasury management with companies ranging from grassroots exploration to mine development to production. He has held a number of positions with mining companies which include Corporate Controller and Chief Financial Officer positions. Most recently he was Chief Financial Officer of Northern Vertex Mining Corp. during the period the Company constructed the Moss Mine and transitioned to commercial production. Mr. Park is currently the Chief Financial Officer for Northern Graphite Corporation, a company traded on the TSX-V (ticker symbol: NGC). For purposes of SEC compliance, Mr. Park is considered a financial expert and is the chairman of the Company’s audit committee.

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CORPORATE GOVERNANCE

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Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The Board is composed of five directors.

Director Independence

We have five directors as of the Record Date, including four independent directors as follows:

•	Blaise Aguirre, MD
•	Hartmut W. Baitis
•	Lloyd Joseph Bardswich
•	Christopher Park

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE American Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2021, the Board of Directors held five regular meetings. Each incumbent director attended at least 75% of the total board and committee meetings on which such person served during this period.

Board members are encouraged, but not required, to attend the annual meeting of shareholders.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one Board member in order to bring the matter to the attention of the entire Board. Our Secretary will review all communications before forwarding them to the appropriate Board member(s).

Committees and Committee Charters

The Board of Directors has the following standing committees: Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. The Audit Committee was established in December 2011, and the Compensation and Corporate Governance and Nominating Committees were established in 2012.

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Executive Committee

In 2021, the Executive Committee consisted of two members, Russell C. Lawrence and Hartmut W. Baitis. During 2021, the Executive Committee met one time.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the NYSE American. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following three directors, each of whom was independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially sophisticated (pursuant to the requirements of Section 803B of the NYSE American Company Guide): Christopher Park, Blaise Aguirre and Lloyd Joseph Bardswich. Mr. Park satisfies the requirement of an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosures contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2021, the Audit Committee met four times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. During 2021, the Committee had three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE American. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by (1) overseeing the integrity of our financial reporting and internal control, (2) overseeing the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2021 financial statements, the Committee reviewed the 2021 audited financial statements, which appear in the 2021 Annual Report on Form 10-K, as amended, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements. The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114―the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2021. The Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year ending December 31, 2022.

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Submitted by the Audit Committee Members

•	Christopher Park
•	Blaise Aguirre
•	Lloyd Joseph Bardswich

Compensation Committee

During 2021, we had a Compensation Committee composed of the following two directors, each of whom was independent (under Section 803A of the NYSE American Company Guide): Hartmut W. Baitis and Blaise Aguirre.

We have a Compensation Committee charter that complies with the requirements of the NYSE American. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not only with respect to executive officers, are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Due to budgetary constraints, neither the Company nor the Compensation Committee has engaged the services of an external compensation consultant.

During the fiscal year ended December 31, 2021, the Compensation Committee met two times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Corporate Governance and Nominating Committee

During 2021, we had a Corporate Governance and Nominating Committee composed of the following director~~,~~ who was independent as determined under Section 803A of the NYSE American Company Guide: Hartmut W. Baitis.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director positions and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time. A copy of the Director Nominating Process and Policy is available on our website at www.usantimony.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

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The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the five nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2021, the Corporate Governance and Nominating Committee met one time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.usantimony.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors, we determined to have a separate Chief Executive Officer and Chairman of the Board. At this time, John C. Gustavsen serves as the Interim Chief Executive Officer of the Company, and Russell C. Lawrence serves as the de facto Chairman of the Board of the Company. We determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure.

•	A structure of a separate Chief Executive Officer and Chairman of the Board are in the best positions to be aware of major issues facing us on a day-to-day and long-term basis and are in the best positions to identify key risks and developments facing us to be brought to the Board’s attention.

•	This structure eliminates the potential for confusion and duplication of efforts, including among employees.

•	Companies within our peer group utilize similar Board structures.

We do not have a lead independent director. Given the size of the Board, the Board believes that the presence of four independent directors, with independent directors sitting on the Board’s committees, is sufficient independent oversight in addition to the separate roles of Chairman and Chief Executive Officer. The independent directors work well together in the current structure, and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. During 2021, the Audit Committee consisted of Chistopher Park, Blaise Aguirre and Lloyd Joseph Bardswich, each of whom was an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as our financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

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Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board facilitates proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

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DIRECTORS’ COMPENSATION

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Following is a summary of fees, cash payments, stock awards, and other reimbursements to independent directors during the year ended December 31, 2021. Craig W. Thomas resigned from the Board of Directors on January 13, 2021; he received no compensation for service as a Director in 2021. Mr. Lawrence, an executive officer of the Company, received compensation for service as a director that is reporting in the section titled “Executive Compensation.”

Name	Fees Earned or paid in Cash	Stock Awards	Total Fees, Awards, and Other Compensation
Blaise Aguirre, MD	-	$25,000	$25,000
Hartmut W. Baitis		$25,000	$25,000
Lloyd Joseph Bardswich(1)		$25,000	$25,000
Christopher Park(2)		$12,500	$12,500
Totals	$0.00	$87,500	$87,500

(1)	Mr. Bardswich joined the Board of Directors on February 9, 2021.

(2)

Mr. Park joined the Board of Directors on June 23, 2021 and will receive prorated compensation. Compensation for board service has traditionally been stock awards in the amount of $25,000, as determined in the year following board service. The amount above is the estimated value of compensation for service as a board member in 2021, which amount has not yet been approved by the Board of Directors and is subject to change at the discretion of the Board of Directors.

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EXECUTIVE COMPENSATION

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Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2021, 2020 and 2019 paid by the Company to its named executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
John C. Gustavsen, Interim Chief Executive Officer	2021	$100,000	N/A	$0	$100,000
	2020	$100,000	N/A	$	$100,000
	2019	$100,000	N/A	$	$100,000

Russell C. Lawrence, President and Executive Director Latin America	2021	$110,000	N/A	$25,000	$135,000
	2020	$110,000	N/A	$20,000	$130,000
	2019	$110,000	N/A	$25,000	$135,000

(1)

These figures represent the fair values, as of the date of issuance, of the annual director’s fee payable to Russell C. Lawrence in the form of shares of USAC’s common stock. Mr. Lawrence’s compensation for service as an executive officer has traditionally included stock awards in the amount of $25,000, as determined in the year following service as an executive officer. The amount above is the estimated value of compensation for Mr. Lawrence’s service as an executive officer in 2021, which amount has not yet been approved by the Board of Directors and is subject to reduction at the discretion of the Board of Directors.

Compensation for all executive officers, except for the CEO position, is recommended to the Compensation Committee of the Board of Directors by the CEO. The Compensation Committee makes the recommendation for the compensation of the CEO. The Compensation Committee has identified a peer group of mining companies to aid in reviewing the President’s compensation recommendations for executives, and for reviewing the compensation of the CEO. The Board approves the compensation amounts recommended by the Compensation Committee. Currently, compensation for executive management includes only base salary and health insurance. The Company does not have annual performance-based salary increases, long-term performance-based cash incentives, deferred compensation, retirement benefits, or disability benefits

The Company does not have:

•	Change in control agreements;
•	Supplemental compensation policies;
•	Any practices or policies regarding hedging or offsetting any decrease in the market value of registrant equity securities;
•	Employment contracts;
•	Separation or Severance Agreements; or
•	Any other type of compensation arrangements with its named executive officers.

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OTHER GOVERNANCE MATTERS

_______________________________

Code of Ethics

We have adopted a corporate Code of Ethics that applies to all of our directors, officers and employees. We believe our Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the code.

Our Code of Ethics is available on our web site at www.usantimony.com. A copy of the Code of Ethics will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our Code of Ethics that applies to any of the following officers: our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Ethics on our website.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

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Described below are transactions during the last two years to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners has a direct or indirect material interest.

John Lawrence, the Company’s previous Chief Executive Officer and Chairman of the Board of Directors, rented equipment to the Company and charged the Company for lodging and meals provided to consultants, customers and other parties by an entity that Mr. Lawrence owned. The amount due to Mr. Lawrence as of December 31, 2020 was $171,017. During 2021, the Company paid the full amount of $171,017 to John Lawrence’s estate for reimbursement of these expenses. Expenses paid to Mr. Lawrence for the year ended December 31, 2020 were $1,533. During 2020, an advance of $56,215 due to John Lawrence was satisfied with the exercise of a warrant held by Mr. Lawrence for 250,000 shares of common stock at an exercise price of $0.25 or $62,500.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

_______________________________

The following table sets forth information regarding beneficial ownership of our common stock as of June 10, 2022, by (i) each person who is known by us to beneficially own more than five percent of our Series B, C, and D preferred stock or common stock (excluding our executive officers and directors); (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person’s address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of all Voting Stock
More than 5% Owners:
Common Stock Series D Preferred	Estate of John C. Lawrence	4,551,905 1,590,672(3)	4.28% 90.84%	4.21% 1.47%
Common	Creative Planning, LLC 5454 W. 110th Street Overland Park, KS 66211	7,435,101	7.00%	6.87%
Common	Kenneth M Reed 4 Betsy Lane Dover, MA 02030	8,118,729	7.64%	7.50%
Common	Lydia Dugan & Patrick Dugan 3009 Post Oak Boulevard Suite 1212 Houston, Texas	8,114,027	7.64%	7.50%
Series B Preferred	Betty Stevens P.O. Box 3800 Santa Barbara, CA 93130	750,000	100%	N/A(2)
Series C Preferred	Walter Maguire, Sr. PO BOX 645 Exmore, VA 23350	49,091(3)	27.59%	*
Series C Preferred	Richard A. Woods 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305(3)	27.15%	*
Series C Preferred	Dr. Warren A. Evans 69 Ponfret Landing Road Brooklyn, CT 06234	48,305(3)	27.15%	*
Series C Preferred	Edward Robinson 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203(3)	18.10%	*
Series D Preferred	Leo Jackson	102,000	5.83%	*
Directors and Officers:
Common Stock Series D Preferred	Russell C. Lawrence(4)	5,125,879 1,590,672	4.82% 90.84%	4.74% 1.47%
Common Stock	Hartmut Baitis	520,055	*	*
Common Stock	Blaise Aguirre	40,210	*	*
Common Stock	L. Joseph Bardswich	34,031	*	*
Common Stock	John C. Gustavsen	36,200	*	*
Common Stock	All Directors and Executive Officers as a Group	5,756,375	5.42%	5.32%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	7,347,047	N/A	6.79%

(1)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Percentages are based on a total of 106,253,081 shares of common stock, 750,000 shares of Series B Preferred Stock, 177,904 shares of Series C Preferred Stock, and 1,751,005 shares of Series D Preferred Stock outstanding on June 10, 2022. Total voting stock of 108,181,990 shares is a total of all the common stock issued, and all of the Series C and Series D Preferred Stock outstanding at June 10, 2022.

(2)

The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

(3)	The outstanding Series C and Series D preferred shares carry voting rights equal to the same number of shares of common stock.

(4)

Russell Lawrence is executor of the Estate of John Lawrence. Russell Lawrence owns 573,974 shares of common stock, and the Estate of John Lawrence owns 4,551,905 shares of common stock and 1,590,672 shares of Series D Preferred Stock.

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PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

_______________________________

What am I voting on?

The Board of Directors and the Audit Committee have selected Assure CPA, LLC as our independent auditor for the years ending December 31, 2022 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Assure CPA, LLC to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. Assure CPA, LLC was formerly named DeCoria, Maichel & Teague P.S. and served as our independent auditor for the year ended December 31, 2020.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Assure CPA, LLC as our independent auditor for 2022.

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Assure CPA, LLC, formerly known as DeCoria, Maichel & Teague P.S., for professional services rendered for the fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees	$125,980	$122,500
Tax Fees	$11,500	$12,100
Other Fees	$9,965	$1,123
Totals	$147,445	$135,723

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit-Related Fees

There were no other fees billed by Assure CPA, LLC during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.

The Audit Committee of the Board of Directors determined that all of the services performed by Assure CPA, LLC in fiscal year 2021 were not incompatible with Assure CPA, LLC maintaining its independence.

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PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

 _______________________________

What am I voting on?

Pursuant to Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders are entitled to an advisory vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say on Pay”, as disclosed in this Proxy Statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act.

Although the vote is non-binding, our Board of Directors and the Compensation Committee of the Board value the opinions of the shareholders and will consider the outcome of the vote when making future compensation decisions affecting the compensation of our executive officers.

We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent needed for the mining, milling, metallurgy and smelting of antimony metal and related antimony products, ensuring executive compensation is substantially dependent on our financial performance and provide incentives for the attainment of our strategic business objectives and aligning executives’ incentives with the creation of shareholder value. The key elements of the compensation program that were in effect during the 2021 fiscal year for USAC’s named executive officers are described in detail in the Compensation Discussion and Analysis section of this proxy statement.

Resolution

The shareholders are being asked to approve by advisory vote the following resolution relating to the compensation of the named executive officers as described in this Proxy Statement:

“RESOLVED, that USAC’s shareholders hereby approve the compensation paid to USAC executive officers named in the Summary Compensation Table of this Proxy Statement, as that compensation is disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the various compensation tables and the accompanying narrative discussion included in this Proxy Statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the resolution to approve the compensation of the named executive officers as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act.

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SHAREHOLDER PROPOSALS

 _______________________________

To be considered for inclusion in the proxy statement relating to our 2023 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than February 10, 2023 (120 days before the anniversary of the date notice was mailed for the prior year’s meeting). To be considered for presentation at the 2023 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than December 31, 2022, as set forth in Section 3.16 of the Bylaws of the Company. Proposals that are not received in a timely manner will not be voted on at the 2023 Annual Meeting. All stockholder proposals should be marked for the attention of the Secretary of United States Antimony, Inc., P.O. Box 643, Thompson Falls, Montana 59873.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Gustavsen,

Interim Chief Executive Officer

Thompson Falls, Montana

June 10, 2022

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UNITED STATES ANTIMONY CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – wednesday, July 20, 2022 at 10:00 am MOUNTAIN TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints John Gustavsen and Russell Lawrence with full powers of substitution to act as attorney and proxy for the undersigned, to vote all shares of common stock and preferred stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held completely virtually via live audio webcast on Wednesday, July 20, 2022, at 10:00 a.m., Mountain Time, at https://agm.issuerdirect.com/uamy, and at any and all adjournments thereof, as indicated.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/UAMY
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF UNITED STATES ANTIMONY CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
To elect five named directors, each to serve for a one-year term:
	Hartmut W. Baitis		☐	☐
	Russell C. Lawrence		☐	☐		Control ID:
	Lloyd Joseph Bardswich		☐	☐		REQUEST ID:
	Blaise Aguirre, MD		☐	☐
	Christopher Park		☐	☐
Note: shareholders have the discretionary authority to cumulate votes for one or more nominees by marking after such one or more nominee’s names the number of votes cast for such nominee.
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal years ending December 31, 2022.		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve, by an advisory (non-binding) vote, the compensation of our named executive officers.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD RECOMMENDS A VOTE ‘FOR’ EACH OF THE FIVE NAMED NOMINEES. THE BOARD RECOMMENDS A ‘FOR’ VOTE FOR PROPOSAL 2 AND PROPOSAL 3.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated June 10, 2022.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

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